Earnings per Share	6 Months Ended
Jun. 30, 2017
Earnings Per Share [Abstract]
Earnings per Share
7.	Earnings per share

Basic earnings per share is calculated by dividing the net income available to common shareholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net income available to common shareholders and adjusting the weighted average number of common shares used for calculating basic earnings per share for the effects of all potentially dilutive shares.

The calculation of both basic and diluted number of weighted average outstanding shares of:

	June 30, 2016	June 30, 2017
Basic and diluted Net Income available to common shareholders (in thousands)	$30,515	$4,992
Basic weighted average number of shares	55,401,805	55,488,984
Effect of dilutive potential share options:	376,963	373,740

Diluted weighted average number of shares	55,778,768	55,862,724